EXHIBIT 24a



                              BLACK HILLS CORPORATION

                                Power of Attorney


   I, Glenn C. Barber, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.


Executed the 29th day of January, 1998.


                                                  By:  /S/GLENN C. BARBER

                                                                   EXHIBIT 24b



                            BLACK HILLS CORPORATION

                                Power of Attorney


   I, Bruce B. Brundage, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.


Executed the 29th day of January, 1998.

                                                      By:  /S/ BRUCE B. BRUNDAGE

                                                                   EXHIBIT 24c

                          BLACK HILLS CORPORATION

                              Power of Attorney


     I, John R. Howard, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.


Executed the 29th day of January, 1998.

                                                        By:  /S/ JOHN R. HOWARD

                                                                   EXHIBIT 24d



                                BLACK HILLS CORPORATION

                                    Power of Attorney


     I, Everett E. Hoyt, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.


Executed the 29h day of January, 1998.

                                                        By:  /S/ EVERETT E. HOYT

                                                                   EXHIBIT 24e


                              BLACK HILLS CORPORATION

                                 Power of Attorney


     I, Kay S. Jorgensen, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.


Executed the 29th day of January, 1998.

                                                       By:  /S/ KAY S. JORGENSEN

                                                                   EXHIBIT 24f


                            BLACK HILLS CORPORATION

                               Power of Attorney



     I, Thomas J. Zeller, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.


Executed the 29th day of January, 1998.


                                                       By:  /S/ THOMAS J. ZELLER